Geokinetics

The Oil & Gas Conference
Denver 2008

Amex: GOK – *A World of Opportunities, Revealed*

Investor Presentation
EnerCom’s
The 2008 Oil & Gas Conference
August 12, 2008

Forward-Looking Statements
◆ This presentation contains forward-looking statements.
◆ Forward-looking statements are based on management
 assumptions and analyses.
◆ Actual experience may differ and such differences may be
 material.
◆ Backlog consists of written orders and estimates for our services which we believe to be firm. In many instances contracts are cancelable by customers so we may never realize some or all of our backlog, which may lead to lower than expected financial performance.
◆ Forward-looking statements are subject to uncertainties and risks which are disclosed in Geokinetics’ Annual Report on Form
 10-K.

- Leading provider of seismic data acquisition, processing and interpretation services to the oil & gas industry worldwide

Amex: GOK – *A World of Opportunities, Revealed*

Market Data (at 8/1/2008)
• Exchange/Ticker:  AMEX/GOK
• Market Capitalization:  $181.6MM
• Enterprise Value $331.7MM*
Trading Data (at 8/1/2008)
• Common Shares Out. 10.3 MM
• Average Volume 31,715 shares/day
• Institutional Ownership 55%
Key Financial Data (at 6/30/2008)
• Cash    $16.7MM
• Debt   $103.3MM
• Debt to Total Cap 34.5%
* Debt, Preferred Equity and Cash as of 6/30/08
Corporate Information

About Geokinetics
◆ Large North America footprint
◆ Strong presence in profitable U.S. land seismic market
◆ Technology leader in Canada
◆ Significant international experience and diversity
◆ Industry leader in international transition zone
◆ Extensive recent investments in new multi-component
 recording systems, both land and shallow water
◆ Strong and diverse customer base
◆ Recent expansion into Africa and emerging OBC market

$400.0
$300.0
$200.0
$100.0
$0.0
$171
$239
$293
2006
2007
2008E

Amex: GOK – *A World of Opportunities, Revealed*

Source: Lehman Brothers The Original E&P Spending Survey
International Exploration and Production Expenditures ($B)
Industry Dynamics
◆ Global energy demand growth driving commodity prices
◆ Improved E&P economics = larger exploration budgets
◆ Technical advances are bringing new activity in regions
 with known hydrocarbon systems
◆ U.S. shale plays
◆ Large discoveries are increasingly international and offshore
◆ Increasing demand for seabed seismic data acquisition
 (Transition Zone, Ocean Bottom Cable and 4D)

Explore
Develop

Amex: GOK – *A World of Opportunities, Revealed*

 Exploit
Seismic Data Acquisition and Processing
Needed at All Stages of the E&P Cycle
¿ Increase drilling success rates
¿ Reduce finding and development costs
E&P Project Cycle

OBC
Streamer
The Value of Seismic Technology
“With 3-D seismic, we can understand the detailed geology much better than before. And that translates to opportunities to drill new wells to bolster production in mature fields.”
- ExxonMobil, The Lamp (2007 - Number 4)

As of June 30, 2008
United States, 78, 18%
Africa, 67, 15%
Canada, 40, 9%
CIS, 57, 13%
Europe, 49, 11%
Far East, 76, 17%
Middle East, 33, 8%
Latin America, 40, 9%

Amex: GOK – *A World of Opportunities, Revealed*

◆ U.S. and Canada
 combined are 27% of
 global market
◆ 73% of seismic market is
 outside North America
◆ Geokinetics operates in
 five out of eight major
 regions
Chart Source: IHS Energy.
Global Seismic Crew Count

Geokinetics

Fundamentals Working in Our Favor
Intl Rig Count / Intl Seismic Crews
Crude Oil Price
1,200
1,000
800
600
400
200
0
$120
$100
$80
$60
$40
$20
$0
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Intl Rigs
Seismic Crews
Oil Price

Amex: GOK – *A World of Opportunities, Revealed*

◆ Consistent demand
 outside of U.S.
◆ International prospects
 focused on oil
◆ International E&P
 spending in 2008
 expected to rise 22% to
 $293 billion*

Chart Source: Baker Hughes, WorldOil.com, Bloomberg.
*Source: Lehman Brothers The Original E&P Spending Survey - Midyear Update
International Seismic Market

U.S. Rig Count More Sensitive to Commodity Prices

2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
U.S. Land Rig Count / U.S. Seismic Crews (x5)
$120
$100
$80
$60
$40
$20
$0
Crude Oil Price
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
U.S. Land Rigs
Seismic Crews
Oil Price

Amex: GOK – *A World of Opportunities, Revealed*

◆ Technology increases
 crew productivity (channel
 growth vs. crew growth)
◆ Drilling activity tightly
 linked to natural gas
 prices
◆ U.S. land is a steady and
 profitable business
◆ U.S. E&P spending in
 2008 expected to rise 15%
 to $98 billion*

Chart Source: Baker Hughes, WorldOil.com, Bloomberg.
*Source: Lehman Brothers The Original E&P Spending Survey - Midyear Update
U.S. Seismic Market

Company	Data Acquisition				M-C Data Library	Data Proc & Interp	Eqpmt.	Land Seismic Crews
	Marine Streamer	Land	TZ	OBC				Intl	US
Geokinetics		✓	✓	✓		✓		✓	✓
Dawson		✓				✓			✓
Tidelands		✓	✓						✓
PGS	✓	✓			✓	✓		✓	✓
BGP	✓	✓	✓			✓	✓	✓
CGGVeritas (Sercel)	✓	✓	✓		✓	✓	✓	✓	✓
WesternGeco (Schlumberger)	✓	✓	✓	✓	✓	✓	✓	✓
Mitcham							✓
ION Geophysical					✓	✓	✓
Bolt Technologies							✓
OYO Geospace							✓
Geophysical Market Overview

Competitive Advantage
◆ Significant base in profitable U.S. land seismic market
◆ Significant international exposure
◆ Specialized expertise in transition zone niche
◆ Ability to operate in difficult, frontier environments
◆ Early entrant into emerging ocean bottom cable market
◆ Complementary data processing and interpretation
 capabilities
◆ Proven track record in health, safety and environment

Geokinetics

Apache Corporation

Woodside

Eni

BR Petrobras

Petronas

eog resources

Gaz de France

SEI Seismic Exchange

Chevron

bhpbilliton

Sonangol
PRODUZIR PARA TRANSFORMAR

bp

Santos

SEITEL

OXY

Amex: GOK – *A World of Opportunities, Revealed*

Choice of Leading Operators

Grow Customer Base
& Expand into New
Markets
Strengthen
Complementary
Service Offerings
¿ Leverage competitive advantage and expertise in
 difficult land environments and offshore shallow
 water zones to maximize profitability.
¿ Better assist customers with full range of
 seismic services, from acquisition and
 processing to interpretation and management.
¿ Presence in 20 of 194 countries worldwide.
 Further expand geographic presence and
 services offered.
¿ Continue to monitor opportunities for prudent
 expansion.
Capture New Market
Opportunities
¿ Leverage operational expertise to pursue
 opportunities in complementary markets such
 as OBC
Continue to Leverage
Competitive Advantage
Pursue Strategic
Acquisitions / Alliances
As Appropriate
Growth Strategy

Geokinetics

Market Growth Rate
Strong
Higher
Int'l Land
TZ & OBC
N.A.
Land

Amex: GOK – *A World of Opportunities, Revealed*

Lower	Higher
Business Strength
◆ Reinvest cash flows generated from North American land seismic
◆ Penetrate fast-growing international land markets
◆ Look for TZ and OBC opportunities in international markets
Strategic Growth Plan

Geokinetics

140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Channel Count
$400
$350
$300
$250
$200
$150
$100
$50
$0
Revenue ($MM)
$43
9,000
$243
32,000
$329
75,000
$368
108,000
$234
YTD
121,000
2004
2005
2006
2007
Q2 2008
Channel Count (at Period End)
Revenue

Amex: GOK – *A World of Opportunities, Revealed*

◆ Channel growth drives increases in revenue
104% CAGR
(Revenue)
Growth Focus

100%
80%
60%
40%
20%
0%
% of Revenue from Operations
100%
25%
75%
52%
48%
54%
46%
66%
34%
2005
2006
2007
2008 YTD
Backlog
North America
International

Amex: GOK – *A World of Opportunities, Revealed*

◆ Penetrating High-Growth Markets via TZ and OBC
International Revenue Rising

Geokinetics

Calgary, Canada
Denver, CO
Midland, TX
Houston, TX
Woking, U.K.
United Arab Emirates, Dubai
Egypt, Cairo
Dhaka, Bangladesh
Bogota, Colombia
Lima, Peru
Rio de Janeiro, Brazil
Luanda, Angola
Singapore
Jakarta, Indonesia
Brisbane, Australia
Recent Operations
Offices
Crew Location

Amex: GOK – *A World of Opportunities, Revealed*

Global Operations Map

WILLISTON BASIN
Baaken Shale
Pinedale Field
GREEN RIVER BASIN
UINTA BASIN
DENVER BASIN
PARADOX BASIN
SAN JUAN BASIN
ANADARKO BASIN
Fayetteville Shale
ARKOMA BASIN
Woodford Shale
FT. WORTH BASIN
Haynesville Shale
DELAWARE BASIN
MICHIGAN BASIN
APPALACHIAN BASIN
Marcellus Shale
ILLINOIS BASIN
BLACK WARRIOR BASIN
LEGEND
Crews
Basin/Play
Scheduled Backlog
Office

Amex: GOK – *A World of Opportunities, Revealed*

U.S. Operations

There’s No “Average” Job
◆ North America:
 ▪ Energy Sources: Vibrator Trucks vs. Dynamite
 ▪ Contract Types: Term vs. Turnkey
 ▪ Third party
◆ International:
 ▪ Crew customized to job
 ▪ Highly variable crew size (#’s of people and equipment):
 • New Zealand - 1,400 channels : 50 people : $2MM job
 • Bolivia - 9,500 channels : 1,200 people : $20MM job
 • Bangladesh - 6,500 channels : 1,800 people : $10MM job

Geokinetics

Amex: GOK – *A World of Opportunities, Revealed*

From Deepwater
150 feet
To Shallow
Up the
Escarpment
To Level
Ground
Elements of Transition Zone

Leader in Transition Zone
◆ Purpose-built vessels designed for cost-effective mobilization by air, land or sea
 ▪ Up to 65’ in length,
 ultra shallow draft vessels
 ▪ Fit into 40’ containers
 ▪ Capable of operating
 150 ft. water depth
 ▪ 3 Active Crews

Emerging OBC Market
◆ Launched OBC operations Q4 2007
◆ Sole provider of Sercel SeaRay (2 Systems)
◆ Offshore capabilities up to 500 ft. water depth
◆ Expanding OBC capabilities near-term
 ▪ Enhancing operating efficiency
 ▪ Expanding operations
 ▪ One active crew, potential to split

Processing & Interpretation
Capabilities
◆ Full suite of onshore and offshore proprietary seismic data processing services and interpretation products
 ▪ Geophysical processing
 ▪ Interpretation / well log analysis (existing database)
 ▪ Software
 ▪ Consulting Services
◆ Advanced Technologies for processing new data and reprocessing old data with new methods
 ▪ AVO, pre-stack time and depth imaging
 ▪ Multi-component and 4D
◆ Global Reach
 ▪ Offices in US and UK
 ▪ P&I services stretch to all regions of the globe
◆ Complements data acquisition services
 ▪ GROWTH OPPORTUNITY for follow on work to Company field crews;
 currently less than 5%

Financial Highlights

	12/31/2006	12/31/2007	6/30/2008
Cash, equivalents and restricted cash (1)	$ 22,059	$ 16,843	$ 16,710
Long-term debt and capital leases (including current portion):
Credit facility	0	40,537	60,334
Floating rate notes	110,000	0	0
Other debt	7,169	39,375	42,960
Total debt	117,169	79,912	103,294
Debt as % capitalization	58.1%	29.4%	34.4%

Convertible preferred stock	56,077	60,926	63,496(2)
Stockholders’ equity	28,595	130,965	133,106
Total capitalization	$201,841	$271,803	$299,896
(1) Includes $1.7 million, $1.3 million and $1.2 million of restricted cash at 12/31/06, 12/31/07 and 6/30/08, respectively.
(2) Completed the sale of 120,000 additional shares of convertible preferred stock and 240,000 warrants for gross proceeds of $30.0 million on July 28, 2008.
Capitalization

Geokinetics

Revenue

$400
$350
$300
$250
$200
$150
$100
$50
$0
$168
$243
$329
$358
$234
2004 Pro-Forma
2005 Pro-Forma
2006 Pro-Forma
2007
2008 YTD

Adjusted EBITDA

$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$8
$31
$38
$34
$31
2004 Pro-Forma
2005 Pro-Forma
2006 Pro-Forma
2007
2008 YTD

Amex: GOK – *A World of Opportunities, Revealed*

Note: Adjusted EBITDA reflects $727k of Grant’s Abandoned IPO expenses and $12.9 million of expenses related to the Grant Acquisition consisting primarily of investment advisor and professional fees, payout under phantom stock plan and completion bonuses which are added back in 2006 as well as $3.2 million of one-time severance costs in 2007.
Adjusted Revenue and
EBITDA Growth

97.6
58.8
81.1
91.9
111.0
71.6
89.6
85.5
120.2
113.6

14.1
4.2
11.1
8.6
18.6
1.0
12.4
2.3
18.4
12.4

Amex: GOK – *A World of Opportunities, Revealed*

Note: Adjusted EBITDA reflects $727k of Grant’s Abandoned IPO expenses and $12.9 million of expenses related to the Grant Acquisition consisting primarily of investment advisor and professional fees, payout under phantom stock plan and completion bonuses which are added back in 3Q06 as well as $3.2 million of one-time severance costs in 3Q07.
Pro Forma Quarterly Revenue ($MM)
Pro Forma Adjusted EBITDA ($MM)
Quarterly Results
◆ Seasonality is prevalent in operations
 ▪ Results from a variety of factors including Canadian working season in 1Q and thaw in
 2Q, Colombian rainy season in Q2 and budgeting cycle of international companies
◆ 2Q07 impacted primarily by severe weather in the U.S. and a job being declared force majeure
◆ Quarterly volatility reflects varying crew profitability due to fluctuations in size, job, location, utilization of crews and the timing of crew moves

Backlog Trend ($MM)
$500
$400
$300
$200
$100
$0
Int'l
NA
171
140
127
156
156
165
209
172
238
173
235
182
273
139
12/31/2006
3/31/2007
6/30/2007
9/30/2007*
12/31/2007*
3/31/2008
6/30/2008

Amex: GOK – *A World of Opportunities, Revealed*

◆ Solid seismic data
 acquisition and data
 processing backlog
 of $412 million as of
 June 30, 2008
◆ Substantial amount
 of 2008 covered by
 current backlog,
 remainder to be
 completed in 2009
 and 2010
*Includes a $59 million job in Argentina which has been removed from current backlog due to continued delays and uncertainty.
412
417
411
381
321
283
311
Rising Backlog

$200
$150
$100
$50
$0
$MM
2005
2006
2007
2008E
Capital Expenditures
Acquisitions

Amex: GOK – *A World of Opportunities, Revealed*

$50.7 MM
YTD
Spending
$80.0
$94.7
$158.0
$24.5
Investing for Growth
◆ 2008 capital budget recently increased 24% to $80MM
◆ Investments in transition zone, OBC markets, international markets

Sercel SeaRay
Capital Investments
◆ Invested $95 million in 2007:
 ▪ New state-of-the-art equipment
 (67% received in second half of year)
 ▪ Upgraded U.S. crews
 ▪ Expanded recording capacity
 ▪ Entered OBC market
◆ 2008 capital expenditure budget
 of $80 million, $51 million invested in 1H08
 ▪ Focus on increasing international channel
 count and seabed acquisition capacity
◆ Maintenance CAPEX averages 3% to 4%
 of revenues
◆ Capital investment decisions are based
 on an average expected payback of
 less than three years EBITDA

Why Buy GOK?
◆ Robust backlog provides visible growth through 2008 and into 2009
◆ Strong presence in profitable North American land seismic market
◆ High degree of international exposure
◆ Leader in high-value transition zone
◆ Penetrating strategic growth markets with long-term visibility
◆ Improving data acquisition operating margins
◆ Integration of acquired companies substantially complete
◆ Recent investments of $145 million in crew upgrades
 and additional revenue-generating capacity